REORGANIZATION

                                       AND

                            STOCK PURCHASE AGREEMENT

                                 by  and  between

                               TMI  Holdings,  Inc.
                             a  Florida  corporation,

                               on  the  one  hand


                                      and

                                Kina  'Ole,  Inc.
                             a  Hawaii  corporation

                             and  its  Shareholders

                              on  the  other  hand

                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

     REORGANIZATION AND STOCK PURCHASE AGREEMENT ("Agreement"), dated January 31, 2003, by and among TMI Holdings, Inc., a Florida corporation ("TMI"), on the one hand, and Kina 'Ole, Inc., a Hawaiian corporation ("KINA 'OLE") and Mr. William M. Sessions ("SESSIONS") and Mr. John W. Meyers ("MEYERS"), who are the only shareholders of KINA OLE (each a "Shareholder" and collectively the "Shareholders"), on the other hand. Each of TMI, KINA OLE, and the Shareholders shall be referred to herein as a "Party" and collectively as the "Parties."

                          W  I  T  N  E  S  S  E  T  H

     WHEREAS, the Shareholders collectively own 100% of the issued and outstanding common stock of KINA OLE as set forth in Exhibit A attached hereto (the "KINA OLE Shares");

     WHEREAS, the Shareholders desire to sell and TMI desires to purchase all of the KINA 'OLE Shares in accordance with the terms set forth herein;

     WHEREAS, the Parties desire and intend that the transactions contemplated by this Agreement will be a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the parties hereto as follows:

                                    ARTICLE 1
                    SALE AND PURCHASE OF THE KINA 'OLE SHARES

     1.1     Sale  of  the KINAOLE Shares.  At the Closing, subject to the terms
             ----------------------------
and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, the Shareholders shall sell to TMI and TMI shall purchase from the Shareholders, all of the KINA OLE Shares. TMI shall pay to William M. Sessions and John W. Meyers, the only Shareholders, as consideration for the receipt of the KINA OLE Shares, an aggregate of Five Hundred Thousand (500,000) shares of TMI Series B Convertible Preferred stock (the "TMI Shares"). The TMI Shares will be split 250,000 to SESSIONS and 250,000 to MEYERS.

                                    ARTICLE  2
                         REPRESENTATIONS  AND  WARRANTIES

     2.1     Representations and Warranties of KINAOLE and The Shareholders.  To
             --------------------------------------------------------------
induce TMI to enter into this Agreement and to consummate the transactions contemplated hereby, KINA OLE and the Shareholders represent and warrant, as of the date hereof and as of the Closing, as follows:

     2.1.1     Authority  of  KINAOLE  and  The  Shareholders.  KINA OLE and the
               ----------------------------------------------
Shareholders have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of KINA OLE and the Shareholders.

     2.1.2     Corporate  Existence  of KINAOLE.  KINA OLE is a corporation duly
               --------------------------------
organized, validly existing and in good standing under the laws of the state of Hawaii. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

     2.1.3     Capitalization  of  KINAOLE.  The authorized equity securities of
               ---------------------------
KINA OLE consist of 500,000 shares of common stock, no par value, of which 500,000 shares are issued and outstanding. No other shares of capital stock of KINA OLE are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by KINA OLE which provide for the purchase, issuance or transfer of any shares of the capital stock of KINA OLE nor are there any outstanding securities granted or issued by KINA OLE that are convertible into any shares of the equity securities of KINA OLE, and none is authorized. KINA OLE is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in KINA OLE are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of KINA OLE's equity securities.

     2.1.4     Subsidiaries.  "Subsidiary"  or "Subsidiaries" means all corpora-
               ------------
tions, trusts, partnerships, associations, joint ventures or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity. KINA OLE does not have any subsidiaries.

      2.1.5    Execution  of Agreement.  The  execution  and  delivery  of  this
               -----------------------
Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which either KINA OLE or the Shareholders are a party or by which either of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of KINA OLE or the Shareholders; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on KINA OLE or the Shareholders or any of their respective actions.

     2.1.6     Taxes.
               -----

          2.1.6.1 All taxes, assessments, fees, penalties, interest and other governmental charges with respect to KINA OLE (or its subsidiaries) which have become due and payable on the date hereof have been paid in full or adequately reserved against by KINA OLE, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

          2.1.6.2 There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against KINA OLE, nor are there any actions, suits, proceedings, investigations or claims now pending against KINA OLE, nor are there any actions, suits, proceedings, investigations or claims now pending against KINA OLE in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against KINA OLE; and

          2.1.6.3 The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against KINA OLE.

     2.1.7     Disputes  and  Litigation.  There is no suit, action, litigation,
               -------------------------
proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting KINA OLE or any of its properties, assets or business or to which KINA OLE is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation;
(b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect KINA OLE or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting KINA OLE or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of KINA OLE or any such person's heirs, executors or administrators as against KINA OLE.

     2.1.8     Compliance  with  laws.  KINA  OLE  has  at  all  times been, and
               ----------------------
presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. KINA OLE has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of KINA OLE for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by KINA OLE.

     2.1.9     Guaranties.  KINA OLE has not guaranteed any dividend, obligation
               -----------
or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of KINA OLE.

     2.1.10    Books  and  Records.  KINA  OLE  keeps  its  books,  records  and
               --------------------
accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of KINA 'OLE contain records of its shareholders' and directors' meetings and of action taken by such shareholders and directors. The meeting of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same. A true and accurate list of KINA OLE assets and liabilities as of the Closing Date is attached hereto as Exhibit B. Further, attached hereto as Exhibit C is a list of all contracts to which KINA OLE is a party or obligated, and KINA OLE hereby represents and warrants that there are no other material contracts or agreements in existence as of the Closing Date.

     2.1.11 The Shareholders acknowledge that all of the TMI Shares will be "restricted securities"(as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), and will include the restrictive legend set forth in Section 3.2 hereof, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless the Shareholders obtain written consent from TMI and otherwise comply with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

     2.2     Representations  and Warranties of TMI.  To induce KINA OLE and the
             --------------------------------------
Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, TMI represents and warrants, as of the date hereof and as of the Closing, as follows:

     2.2.1     Corporate  Existence  and Authority of TMI.  TMI is a corporation
               ------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

     2.2.2     Capitalization  of  TMI.  The authorized equity securities of TMI
               ------------------------
consists of 1,500,000 shares of common stock, of which 189,631 shares are issued and outstanding as of the date hereof, and 1,500,000 shares of preferred stock, of which 250,000 shares are issued or outstanding as Series A Preferred Stock as of the date hereof. No other shares of capital stock of TMI are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. All presently exercisable voting rights in TMI are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and in its shares of Series A Preferred Stock, each share of which is entitled to ten votes on every matter that comes before it's shareholders. Other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of TMI's equity securities.

     2.2.3     Subsidiaries.  TMI  currently  has  no  subsidiaries.
               -------------

     2.2.4     Execution  of  Agreement.  The  execution  and  delivery  of this
               -------------------------
Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which TMI is a party or by which it or any of its properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of TMI; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on TMI or any of its actions.

     2.2.5     Series B Preferred Stock.  TMI will create a series of  preferred
               -------------------------
stock entitled TMI Holdings, Inc. Series B Convertible Preferred Stock, with 500,000 shares authorized and the rights and preferences as outlined in the Certificate of Designation attached hereto as Exhibit D. TMI will timely file all documentation to effectuate the creation and issuance of the TMI Shares.

                                    ARTICLE  3
                      CLOSING  AND  DELIVERY  OF  DOCUMENTS

     3.1     Closing.  The  Closing  shall  be deemed to have occurred as of the
             --------
date that each of the Parties hereto has executed this Agreement. Subsequent to the Closing the following shall occur as a single integrated transaction:

     3.2     Delivery  by  TMI:
             ------------------

     (a) TMI shall deliver to the Shareholders the TMI Shares, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide as follows:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPO-THECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES).

     (b) TMI shall deliver to KINA OLE and the Shareholders written confirmation of the approval of the herein described transactions by TMI's Board of Directors as set forth in Section 4.1 hereof.

     (c) TMI shall deliver to the Shareholders written confirmation of the approval of the creation and issuance of the TMI Shares with the rights and preferences as described in the Certificate of Designation attached hereto as Exhibit D.

     3.3     Delivery  by  The  Shareholders:
             --------------------------------

     (a) The Shareholders shall deliver to TMI the KINA OLE Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

                                    ARTICLE  4
                 CONDITIONS,  TERMINATION,  AMENDMENT  AND  WAIVER

     4.1     Conditions Precedent.  This Agreement, and the transactions contem-
             ---------------------
plated hereby, shall be subject to the approval of the Board of Directors of TMI, which shall be delivered at the Closing.

     4.2     Termination.  Notwithstanding anything to  the  contrary  contained
             ------------
in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned only by the mutual consent of all of the parties.

     4.3     Waiver  and  Amendment.  Any  term, provision, covenant, represent-
             -----------------------
ation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

                                    ARTICLE  5
                                    COVENANTS

     5.1 To induce TMI to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, KINA OLE and the Shareholders covenant and agree as follows:

     5.1.1     Notices  and Approvals.  KINA OLE and the Shareholders agree: (a)
               ----------------------
to give all notices to third parties which may be necessary or deemed desirable by TMI in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by TMI in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by TMI in connection with this Agreement and the consummation of the transactions contemplated hereby.

     5.1.2     Information  for  TMI's  Statements and Applications.  The Share-
               ------------------------------------------------------
holders and KINA OLE and their employees, accountants and attorneys shall cooperate fully with TMI in the preparation of any statements or applications made by TMI to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish TMI with all information concerning the Shareholders and KINA OLE necessary or deemed desirable by TMI for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

     5.1.3     Access  to  Information.   TMI,  together  with  its  appropriate
               -----------------------
attorneys, agents and representatives, shall be permitted to make the full and complete investigation of the Shareholders and KINA OLE and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

     5.2 To induce KINA OLE and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, TMI covenants and agrees as follows:

     5.2.1     Access  to  Information.  The  Shareholders,  together with their
               -----------------------
appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of TMI and have full access to all of the books and records of the other during reasonable business hours. Notwith-standing the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

                                    ARTICLE 6
                                  MISCELLANEOUS

     6.1     Expenses.  Except  as  otherwise  specifically provided for herein,
             ---------
whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the parties hereto shall be paid prior to Closing.

     6.2     Notices.  Any  notice,  request,  instruction  or  other  document
             --------
required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by hand delivery, overnight mail with a recognized carrier, or by facsimile with facsimile confirmation, to the following addresses:

To  TMI:

     TMI  Holdings,  Inc.
     4463  Pahe'e  Street,  Suite  203-B
     Lihue,  HI  96766
     Attn:  President

with  a  copy  to:

     The  Lebrecht  Group,  APLC
     22342  Avenida  Empresa,  Suite  220
     Rancho  Santa  Margarita,  CA  92688
     Attn:  Craig  V.  Butler,  Esq.
     Facsimile  (949)  635-1244

To  KINA  OLE  or  the  Shareholders:

     Kina  Ole
     4463  Pahe'e  Street,  Suite  203-B
     Lihue,  HI  96766

     William  M.  Sessions
     4463  Pahe'e  Street,  Suite  203-B
     Lihue,  HI  96766

     John  W.  Meyers
     4463  Pahe'e  Street,  Suite  203-B
     Lihue,  HI  96766

     Notice shall be deemed to be given at the time of receipt of the notice by the recipient. The persons and addresses set forth above may be changed from time to time by a notice sent as stated in this Section.

     6.3     Entire  Agreement.  This  Agreement,  together  with  the schedules
             ------------------
and exhibits hereto, sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     6.4     Survival  of  Representations.  All  statements  of fact (including
             ------------------------------
financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the parties or of any information a party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

     6.5     Incorporated  by  Reference.  All  documents  (including,  without
             ----------------------------
limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

     6.6     Remedies  Cumulative.  No remedy herein conferred upon any Party is
             ---------------------
intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     6.7     Execution  of  Additional Documents.  Each party hereto shall make,
             ------------------------------------
execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     6.8     Finders'  and  Related  Fees.  Each  of  the  parties  hereto  is
             -----------------------------
responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

     6.9     Governing  Law.  This Agreement has been negotiated and executed in
             ---------------
the State of Hawaii and shall be construed and enforced in accordance with the laws of such state.

     6.10    Forum.  Each  of the parties hereto agrees that any action or  suit
             -----
which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Honolulu County, Hawaii.

     6.11    Attorneys'  Fees.   Except  as  otherwise  provided  herein,  if  a
             ----------------
dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     6.12    Binding  Effect  and  Assignment.  This  Agreement  shall  inure to
              ---------------------------------
the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

     6.13    Counterparts.  This  Agreement  may  be  executed in  counterparts,
             -------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

"TMI"                                   "KINA  OLE"

TMI  HOLDINGS,  INC.                     KINA  OLE,  INC.
A  FLORIDA  CORPORATION                  A  HAWAIIAN  CORPORATION


/s/ William M. Sessions                  /s/ John W. Meyers
-------------------------------          -----------------------------
By:  William  M.  Sessions               By:  John  W.  Meyers
Its:  President                          Its:  President

"Shareholders"


/s/ William M. Sessions
-------------------------------------------
By:  William  M.  Sessions,  an  individual


/s/ John W. Meyers
-------------------------------------------
By:  John  W.  Meyers,  an  individual

                                    EXHIBIT  A


     Shareholder                      No.  of  Kina  'Ole  Shares
     -----------                      ---------------------------

     William  M.  Sessions                      250,000

     John  W.  Meyers                           250,000

                                    EXHIBIT  B

                       ASSETS  AND  LIABILITIES  OF  KINA  OLE
                           AS  OF  THE  DATE  OF  CLOSING

                                    EXHIBIT  C

                          CONTRACTS  TO  WHICH  KINA  'OLE
                           IS  A  PARTY  OR  IS  OBLIGATED

1. Joint venture arrangement with Robert Wilden, under with Mr. Wilden purchased the properties and Kina Ole is doing improvements and selling two lot/house packages in exchange for a 20% commission from final sale proceeds going to Kina Ole.

2. Joint venture arrangement with Laurin and Kaye Davis, under which the Davises own the property and Kina Ole is doing improvements and selling the house in exchange for a commission from the final sale proceeds going to Kina Ole.

3. On December 11, 2002, Kina Ole entered into three loans for a total of $670,000. The loan agreements are with three investors, Dudley Leinani
Fullard-Leo, trustee of the Dudley Leinani Fullard-Leo Palmyra Trust dated December 29,1995; Ainsley A. K. Fullard-Leo, Trustee of the Ainsley A. K. Fullard-Leo Revocable Living Trust as amended dated April 30, 1992; and Dudley Leinani Fullard-Leo, Trustee of The L.V.F.L. Family Trust, as amended and restated, dated December 14, 2000. These loans become due June 11, 2003.

                                    EXHIBIT  D

                           CERTIFICATE OF DESIGNATION
                     OF THE RIGHTS, PREFERENCES, PRIVILEGES
                    AND RESTRICTIONS, WHICH HAVE NOT BEEN SET
                    FORTH IN THE CERTIFICATE OF INCORPORATION
                          OR IN ANY AMENDMENT THERETO,
                                     OF THE
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                               TMI HOLDINGS, INC.

     (Pursuant to Section 607.0602 of the Florida Business Corporation Act)


     The  undersigned,  William  M.  Sessions,  does  hereby  certify  that:

     A. He is the duly elected and acting President of TMI Holdings, Inc., a Florida Corporation (the "Corporation").

     B. Pursuant to the Unanimous Written Consent of the Board of Directors of the Corporation dated January 31, 2003, the Board of Directors duly adopted the following resolutions:

     WHEREAS, the Certificate of Incorporation of the Corporation authorizes a class of stock designated as Preferred Stock, with a par value of $0.01 per share (the "Preferred Class"), comprising one million five hundred thousand (1,500,000) shares and provides that the Board of Directors of the Corporation may fix the terms, including any dividend rights, dividend rates, conversion rights, voting rights, rights and terms of any redemption, redemption, redemption price or prices, and liquidation preferences, if any, of the Preferred Class;

     WHEREAS, the Board of Directors believes it in the best interests of the Corporation to create a series of preferred stock consisting of 500,000 shares and designated as the "Series B Convertible Preferred Stock" having certain rights, preferences, privileges, restrictions and other matters relating to the Series B Convertible Preferred Stock.

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby fix and determine the rights, preferences, privileges, restrictions and other matters relating to the Series B Convertible Preferred Stock as follows:

     1.     Definitions.  For  purposes  of this Certificate of Designation, the
            ------------
following  definitions  shall  apply:

     1.1     "Board" shall mean the  Board  of  Directors  of  the  Corporation.

     1.2     "Corporation" shall mean TMI Holdings, Inc., a Florida Corporation.

     1.3 "Common Stock" shall mean the Common Stock, $0.01 par value per share, of the Corporation.

     1.4 "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

     1.5 "Distribution" shall mean the transfer of cash or property by the Corporation to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of Corporation's stock).

     1.6 "Original Issue Date" shall mean the date on which the first share of Series B Convertible Preferred Stock is issued by the Corporation.

     1.7 "Series B Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

     1.8 "Subsidiary" shall mean any corporation or limited liability Corporation of which at least fifty percent (50%) of the outstanding voting stock or membership interests, as the case may be, is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary corporations.

     2.     Dividend  Rights.
            ----------------

     2.1 In each calendar year, the holders of the then outstanding Series B Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of any funds and assets of the Corporation legally available therefor, noncumulative dividends in an amount equal to any dividends or other Distribution on the Common Stock in such calendar year (other than a Common Stock Dividend); provided however, no dividend shall be declared or paid when there is outstanding indebtedness of the Corporation or any accrued interest remains outstanding on such indebtedness unless the holder of such debt waives this condition. No dividends (other than a Common Stock Dividend) shall be paid, and no Distribution shall be made, with respect to the Common Stock unless dividends in such amount shall have been paid or declared and set apart for payment to the holders of the Series B Convertible Preferred Stock simultaneously. Dividends on the Series B Convertible Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series B Convertible Preferred Stock by reason of the fact that the Corporation shall fail to declare or pay dividends on the Series B Convertible Preferred Stock, except for such rights or interest that may arise as a result of the Corporation paying a dividend or making a Distribution on the Common Stock in violation of the terms of this Section 2.

     2.2 Participation Rights. Dividends shall be declared pro rata on the Common Stock and the Series B Convertible Preferred Stock on a pari passu basis according to the number of shares of Common Stock held by such holders, where each holder of shares of Series B Preferred Stock is to be treated for this purpose as holding the number of shares of Common Stock to which the holders thereof would be entitled if they converted their shares of Series B Convertible Preferred Stock at the time of such dividend in accordance with
Section  4  hereof.

     2.3 Non-Cash Dividends. Whenever a dividend or Distribution provided for in this Section 2 shall be payable in property other than cash (other than a Common Stock Dividend), the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

     3.     Liquidation  Rights.  The Series B Convertible Preferred Stock shall
            --------------------
have  the  same  liquidation  preference  as  the  Common  Stock.

     4.     Conversion  Rights.
            ------------------

     (a) Conversion of Preferred Stock. Each share of Series B Convertible Preferred Stock shall be convertible into thirty (30) fully paid and non-assessable shares of Common Stock of the Corporation. This conversion shall occur automatically at the time the Corporation has sufficient shares of authorized common stock to convert each share of Series B Convertible Preferred Stock into thirty (30) shares of common stock. Notwithstanding the above, each share of Series B Convertible Preferred Stock shall automatically be converted into one fully paid and nonassessable share of Common Stock of the Corporation described herein immediately upon the resignation or removal of the holder thereof from the Corporation's Board of Directors.

     (b) Procedures for Exercise of Conversion Rights. The shares of Series B Convertible Preferred Stock will automatically convert to common stock as soon as the Corporation has sufficient authorized shares of common stock to convert the shares of Series B Convertible Preferred Stock in accordance with
Section 4(a), above. Once the Corporation has sufficient authorized common stock to effectuate the conversion then the conversion shall be deemed to have been effected on the date when the Corporation first had sufficient shares of authorized common stock to effectuate the conversion (except that in the event of an automatic conversion pursuant to Section 4(a) above, such conversion shall be deemed to have been made immediately prior to the holders resignation or removal), and such date is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check for cash with respect to any fractional interest in a share of Common Stock as provided in section 4(c) below. The holder shall be deemed to have become a shareholder of record on the Conversion Date.

     (c) No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Convertible Preferred Stock. If more than one share of Series B Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Convertible Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Corporation's Board of Directors.

     (d) Payment of Taxes for Conversions. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion pursuant hereto of Series B Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (e) Reservation of Common Stock. The Corporation will use its best efforts, but is under no obligation, to keep available authorized but unissued Common Stock for the purpose of effecting any requested conversion of the Series B Convertible Preferred Stock.

     (f) Registration or Listing of Shares of Common Stock. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series B Convertible Preferred Stock require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.

     (g) Status of Common Stock Issued Upon Conversion. All shares of Common Stock which may be issued upon conversion of the shares of Series B Convertible Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     (h) Status of Converted Preferred Stock. In case any shares of Series B Convertible Preferred Stock shall be converted pursuant to this Section 4, the shares so converted shall be canceled and shall not be issuable by the Corporation.

     5.     Adjustment  of  Conversion  Price.
            ---------------------------------

     (a) General Provisions. In case, at any time after the date hereof, of any capital reorganization, or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the Common Stock), or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person, the shares of Series B Convertible Preferred Stock shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the entity resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition it had converted its shares of Series B Convertible Preferred Stock into Common Stock. The provisions of this Section 5(a) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

     (b) No Impairment. The Corporation will not, through any reorgani-tion, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, including amending this Certificate of Designation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series B Convertible Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the General Corporation Law of the State of Florida and the terms hereof.

     7.     Redemption.  The  Series  B Convertible Preferred Stock shall not be
            ----------
redeemable.

     8.     Notices.  Any notices required by the provisions of this Certificate
            -------
of Designation to be given to the holders of shares of Series B Convertible Redeemable Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

     9.     Voting  Provisions.  Each  share  of Series B Convertible  Preferred
                 ------------------
Stock shall be entitled to thirty (30) votes on all matters to which the shareholders of the Corporation are entitled or required to vote.

     10.    Restriction  on  Issuance.  The Series B Convertible Preferred Stock
                  -------------------------
may only be issued to and held by members of the Board of Directors of the Corporation. In the event of any holder's resignation or removal from the Board, the conversion provisions of Section 4 shall apply.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series B Convertible Preferred Stock to be duly executed by its President and attested to by its Secretary this 31st day of January, 2003.


By:  /s/ William M. Sessions
     ---------------------------------
     William  M.  Sessions,  President



By:  /s/ William M. Sessions
     ---------------------------------
     William  M.  Sessions,  Secretary